Exhibit 99.1

Digital Recorders, Inc. Shareholders Approve Proposals During the 2004 Annual Meeting

    DALLAS--(BUSINESS WIRE)--May 26, 2004--Digital Recorders, Inc.
(DRI) (Nasdaq:TBUS), a market leader in transit, transportation and law enforcement digital communications and audio enhancement systems, announced today that its shareholders approved the two proposals put forth for vote at its Annual Meeting of Shareholders, which was held today at the Radisson Governor's Inn in Research Triangle Park, N.C.
    During the event, David L. Turney, DRI's Chairman, Chief Executive Officer and President, reviewed and discussed the Company's fiscal year 2003 results with shareholders.

    Election Results

    Shareholders cast their votes in favor to:

    --  elect four Class Three directors to serve until the 2007
        Annual Meeting of Shareholders; and

    -- amend the Digital Recorders, Inc. 2003 Stock Option Plan to increase by 200,000 the number of shares that may be issued pursuant to awards granted under that Plan.

    No other business was transacted during the Annual Meeting.

    2004-2005 Board of Directors

    Three of the Class Three directors elected at the Annual Meeting are incumbent directors, while one, Nuria I. Fernandez, who has extensive transit industry experience, was elected to serve for the first time. The four Class Three directors whose terms will expire in 2007 include:

    --  Russell C. Cleveland, age 64, Dallas

    --  Nuria I. Fernandez, age 44, Alexandria, Va.

    --  John D. Higgins, age 71, Glen Head, N.Y.

    --  J. Phillips L. Johnston, J.D., age 64, High Point, N.C.

    Class Two directors whose terms will expire in 2006 include:

    --  C. James Meese Jr., age 62, Raleigh, N.C.

    --  John K. Pirotte, age 53, Raleigh, N.C.

    --  David L. Turney, age 60, Dallas

    Class One directors whose terms will expire in 2005 include:

    --  Stephanie L. Pinson, age 66, Watchung, N.J.

    --  Lawrence A. Taylor, age 57, Dallas

    --  Juliann Tenney, J.D., age 51, Chapel Hill, N.C.

    For each director's full biography, please refer to the 2004 Proxy Statement available on the Company's Web site, www.digrec.com --
Investor Relations -- Shareholder Communications -- Annual Meeting Proxy Statements.

    About the Company

    Digital Recorders, Inc. is a market leader in transit, transportation and law enforcement digital communications and audio enhancement systems using proprietary software applications. Our products improve the flow and mobility of people through transportation infrastructure, mitigate security threats, and enhance law enforcement agencies' surveillance capabilities. Our transit communications products -- TwinVision(R) and Mobitec route destination signage systems, Talking Bus(R) voice announcement systems, and Internet-based, automatic vehicle locating and monitoring systems -- enhance public transportation and mitigate security threats worldwide. Our electronic surveillance tools, including microphone amplifiers and processors, countermeasures devices, speech activity detectors, and radio/television noise cancellers, help law-enforcement agencies around the globe detect, capture, arrest and prosecute criminals. For more information about DRI and its operations worldwide, go to www.digrec.com.

    Forward-Looking Statements

    This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statement, express or implied, concerning future events or expectations is a forward-looking statement. Use of words such as "expect," "fully expect," "expected," "appears," "believe," "plan," "anticipate," "would," "goal," "potential," "potentially," "range," "pursuit," "run rate," "stronger," "preliminarily," etc., is intended to identify forward-looking statements that are subject to risks and uncertainties, including those described below. There can be no assurance that any expectation, express or implied, in a forward-looking statement will prove correct or that the contemplated event or result will occur as anticipated. It is important to note the Company's actual results could differ materially from those contemplated in the Company's forward-looking statements as a result of various factors. Among other factors, the Company's results will be affected, perhaps materially, by general economic conditions, the availability of national government assistance and funding to local transportation authorities, the adoption and implementation of regulations concerning public transportation services, product demand and market acceptance risks, the effect of import, licensing and trade restrictions, the results of implementing the Company's business plan, the impact on the Company of its relationship with its lenders, the plans and prospects of competitors, the impact of competitive products and pricing, currency fluctuations, infringement by third parties of the Company's trade secrets and other intellectual property, the burdens and costs of defending against potential infringement claims against the Company, and our ability to attract and retain personnel. Refer to the Company's various Securities and Exchange Commission filings, such as its Forms 10-Q and 10-K, for further information about forward-looking statements and risks associated with the Company's business.

    CONTACT: Digital Recorders, Inc., Dallas
             Veronica B. Marks, 214-378-4776
             Fax: 214-378-8437
             veronicam@digrec.com